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                 [LOGO AND LETTERHEAD OF ATRIA APPEARS HERE]

                                                                   EXHIBIT 10.28

March 9, 1998



Mr. George A. Schoepf
Assisted Care Developers
1770 Indian Trail Drive
Suite 400
Norcross, GA 30093

Dear George:

        This letter memorializes our agreement to expand the number of sites covered under our original Development Agreement dated April 1, 1997 from 15 to
25. The 10 new sites will be on the same terms and conditions as the original 15 sites.

        Please indicate your acceptance and agreement with the foregoing by signing below.




                                        ATRIA COMMUNITIES, INC.


                                        By:  /s/ W. Patrick Mulloy, II
                                           -------------------------------------
                                             W. Patrick Mulloy, II
                                             President & Chief Executive Officer


ASSISTED CARE DEVELOPERS, L.L.C.


By:  /s/ George A. Schoepf
   -----------------------
     George A. Schoepf
     Managing Member



Date:   Mar. 10, 1998
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